Exhibit 10.1

WAIVER AND FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This WAIVER AND FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of March 9, 2023 (the “First Amendment Effective Date”), is entered into by and among Neptune Wellness Solutions Inc., a corporation incorporated under the Business Corporations Act (Québec) and domiciled in Canada (the “Company”), the Guarantors party hereto, CCUR Holdings, Inc., a Delaware corporation, as collateral agent (in such capacity, “Collateral Agent”) and a Purchaser, and the other Purchasers party hereto.

RECITALS:

WHEREAS, reference is made to the Note Purchase Agreement dated as of January 12, 2023 (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time as of the date hereof, the “Note Purchase Agreement”; capitalized terms used in this Amendment but not otherwise defined herein have the meanings given to such terms in the Note Purchase Agreement) among the Company, the Guarantors from time to time party thereto, the Collateral Agent, and the Purchasers from time to time party thereto;

WHEREAS, certain Events of Default have occurred and are continuing under Section 11.1(d) of the Note Purchase Agreement as a result of (i) the Loan Parties’ failure comply with Sections 8.1(b) and 8.12 of the Note Purchase Agreement resulting from the Loan Parties’ failure to timely deliver quarterly reporting and file the Loans Parties’ Form 10-Q filing for the Fiscal Quarter ended December 31, 2022 (the “Financial Reporting Event of Default”); and (ii) the Loan Parties’ breach of the post-closing covenants contained in Section 8.17(a), (b), and (c) thereof (collectively, the “Post-Closing Events of Default,” and together with the Financial Reporting Event of Default, the “Existing Events of Default”);

WHEREAS, the Loan Parties have informed the Purchasers that they will not be able to make the required prepayment set forth in Section 3.2(d)(ii) of the Note Purchase Agreement on or prior to March 31, 2023;

WHEREAS, in connection therewith, the Loan Parties have requested that the Purchasers (i) waive the Existing Events of Default, (ii) consent to an extension of the deadline to make the prepayment required under Section 3.2(d)(ii) of the Note Purchase Agreement, and (iii) amend certain provisions of the Note Purchase Agreement, and subject to the satisfaction of the conditions set forth herein, the Purchasers signatory hereto are willing to do so, on the terms set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 6 of this Amendment, and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 below, the Collateral Agent and the Purchasers hereby waive the Existing Events of Default and their right to take any action under the Note Purchase Agreement

DOCPROPERTY "DocID" \* MERGEFORMAT

or the other Note Documents that they may otherwise have had solely as a result of the occurrence of the Existing Events of Default (the “Waiver”). The Waiver is a limited, one time waiver and, except as expressly set forth herein, shall not be deemed to: (a) constitute a waiver of or consent to any other Event of Default or any other breach of the Note Purchase Agreement or any of the other Note Documents, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of the Collateral Agent or any of the Purchasers under the Note Documents which does not arise as a result of the Existing Events of Default (all such rights and remedies being expressly reserved by the Collateral Agent and the Purchasers), or (c) establish a custom or course of dealing or conduct between the Collateral Agent and the Purchasers, on the one hand, and the Company or any other Loan Party on the other hand.

Section 2. Amendments to Note Purchase Agreement. Effective as of the First Amendment Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 6 of this Amendment, the Note Purchase Agreement is hereby amended as follows:

(a)
New Definitions. Section 1.1 of the Note Purchase Agreement is hereby amended by inserting the following definitions, in appropriate alphabetical order:
i.
““Exit Fee” has the meaning assigned to that term in Section 2.2(d).”
ii.
““First Amendment” means that certain Waiver and First Amendment to Note Purchase Agreement, dated as of March 9, 2023, by and among the Company, the other Loan Parties party thereto, the Collateral Agent, and the Purchasers party thereto.”
iii.
““First Amendment Effective Date” means March 9, 2023.”
(b)
Section 2.2 of the Note Purchase Agreement is hereby amended by inserting the following new subsection (d):

“(d) Exit Fee. The Company shall pay to the Purchasers an exit fee (the “Exit Fee”) in the aggregate amount of $200,000, allocated to each Purchaser pro rata based on such Purchaser’s commitment set forth on Schedule 2.1 hereto, which shall be non-refundable and fully earned on the First Amendment Effective Date, and which shall be payable as follows: (i) on or prior to May 15, 2023, $100,000, and (ii) on the Maturity Date, $100,000.”

(c)
Section 3.2(d)(ii) of the Note Purchase Agreement is hereby amended by deleting “March 31, 2023” in each place in which it appears and inserting “May 15, 2023” in lieu thereof.

Section 3. Interest Rate Changes. Notwithstanding anything to the contrary in Section 3.1 of the Note Purchase Agreement, for the periods (i) beginning on February 14, 2023, through and including the latest to occur of (a) the date that the Loan Parties deliver the financial and other information required pursuant to Section 8.1(b) of the Note Purchase Agreement for the period ended December 31, 2022, (b) the Loan Parties’ filing of a Form 10-Q for such period and (c) the date that the Loan Parties deliver to the Collateral Agent draft control agreements for each deposit account held by the Loan Parties, as required pursuant to Section 8.17(a) of the Note Purchase

Agreement, and (ii) beginning on March 31, 2023, through and including the date that the Holders receive the principal prepayment required pursuant to Section 3.2(d)(ii) of the Note Purchase Agreement, together with accrued interest and the applicable Premium, interest on the sum of the outstanding principal amount of each Note shall accrue at the rate of twenty four percent (24%) per annum; thereafter, interest will revert to the rate otherwise provided under Section 3.1 of the Note Purchase Agreement.

Section 4. Affirmative Covenants. Each Loan Party agrees to deliver or cause to be delivered to the Collateral Agent and each Holder:

(a)
on or prior to March 16, 2023 (or such later date as may be agreed to by the Required Holders acting in their sole discretion), the insurance endorsements required by Section 8.6 of the Note Purchase Agreement;
(b)
on or prior to March 21, 2023 (or such later date as may be agreed to by the Required Holders acting in their sole discretion), the financial and other information required pursuant to Section 8.1(b) of the Note Purchase Agreement for the Fiscal Quarter ended December 31, 2022; and
(c)
on or prior to March 20, 2023 (or such later date as may be agreed to by the Required Holders acting in their sole discretion), draft control agreements for each deposit account held by the Loan Parties, as required by Section 8.17(a) of the Note Purchase Agreement.

The Loan Parties agree that the failure to comply with any provision of this Section 4 shall constitute an Event of Default under this Amendment and the Note Purchase Agreement.

Section 5. Loan Parties’ Certifications. The Loan Parties hereby certify to each Purchaser that:

(a)
immediately prior to and after the First Amendment Effective Date, (i) all representations and warranties by the Loan Parties contained herein and in any of the other Note Documents (including, without limitation, Article 6 of the Note Purchase Agreement) are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the First Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);
(b)
other than the Existing Events of Default, no Default or Event of Default has occurred or is continuing; and
(c)
no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

Section 6. Conditions to Effectiveness. This Amendment shall become effective upon the Purchasers’ reasonable satisfaction that the following conditions precedent have been met:

(a)
the execution and delivery of this Amendment by the Loan Parties, the Collateral Agent and the Purchasers party hereto;
(b)
the execution and delivery of an allonge to the Sprout Incremental Note, in form and substance reasonably satisfactory to the Collateral Agent, by Neptune Growth Ventures, Inc.;
(c)
the Purchasers shall have received payment of reasonable documented out-of-pocket fees, expenses and disbursements (including the legal fees and expenses of K&L Gates LLP) required to be reimbursed or paid by the Company hereunder, under Section 2.2(a) of the Note Purchase Agreement or under any other Note Document;
(d)
the Purchasers shall have received such documentation as any Purchaser shall reasonably request, all in form and substance satisfactory to the Purchasers, including, without limitation, written consents and secretary’s certificates with respect to the Loan Parties (with customary attachments); and
(e)
all certifications, representations and warranties set forth in Section 5 above shall be true and correct and complete.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument. Any signature page to this Amendment delivered by facsimile transmission or e-mail (.pdf format) shall have the same force and effect as if the original thereof had been delivered. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Note Documents, including any assignment agreement or in any amendment, waiver, modification or consent relating hereto shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

Section 9. Further Assurance. The Company and each Purchaser hereby agrees from time to time, as and when requested by the Required Holder, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Required Holders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

Section 10. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

Section 11. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 12. Effects of Amendment on Note Documents. Each party hereto acknowledges and agrees that, on and after the First Amendment Effective Date, (i) this Amendment shall constitute a Note Document for all purposes under the Note Purchase Agreement and (ii) each reference in any Note Document, and in any other document or instrument incidental thereto, to the “Note Purchase Agreement” shall mean and be a reference to the Note Purchase Agreement, as amended by this Amendment.

Section 13. Reaffirmation. Each Loan Party signatory hereto, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Note Documents to which it is a party (after giving effect to this Amendment), (ii) confirms that, as of February 28, 2023, and assuming no further repayment of any such Notes prior thereto, the principal amount of the Notes outstanding under the Note Purchase Agreement shall be $4,098,382.00, and the principal amount of the Delayed Draw Term Notes outstanding under the Note Purchase Agreement (as amended by this Amendment) shall be $0.00 (which amount is exclusive of the Delayed Draw Note Commitment Fee), and (iii) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Note Document as security for or otherwise guaranteed all or any portion of the Obligations under or with respect to the Note Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations purported to be secured by such Note Documents, as amended hereby. Each Loan Party hereby consents to this Amendment and acknowledges that each of the Note Documents, as amended hereby, remains in full force and effect and is hereby ratified and reaffirmed.

Section 14. General Release. In consideration of, among other things, the Purchasers’ and the Collateral Agent’s execution and delivery of this Amendment, the Company and each other Loan Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against the Collateral Agent and Purchasers in any capacity and their affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the First Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Note Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Company and the other Loan Parties, on the one hand, and the Collateral Agent and/or the Purchasers, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of the Loan Parties, on the one hand, and the Purchasers, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Company or any other Loan Party of the proceeds of any Notes or other financial accommodations made by the Collateral Agent and the Purchasers after the First Amendment Effective Date shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such proceeds or other financial accommodations. In entering into this Amendment, the Company and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Amendment, the Note Purchase Agreement, the other Note Documents and payment in full of the Obligations.

Section 15. Covenant Not to Sue. Each Releasor, on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that such Releasor will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Releasors pursuant to Section 14 hereof. If the Releasors or any of their respective successors, assigns or other legal representatives violate the foregoing covenant, each Releasor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

Company:

NEPTUNE WELLNESS SOLUTIONS INC., a Québec Corporation

By: /s/ Raymond Silcock

Name: Raymond Silcock

Title: Chief Financial Officer

First Amendment to Note Purchase Agreement

Collateral Agent:

CCUR HOldings, inc.

By: /s/ Igor Volshteyn

Name: Igor Volshteyn

Title: CEO

First Amendment to Note Purchase Agreement

Purchasers:

CCUR HOLDINGS, INC.

By: /s/ Igor Volshteyn

Name: Igor Volshteyn

Title: CEO

ADDRESS:

3800 N. Lamar Blvd.

Suite 200

Austin, TX 78756

Attention:

SYMBOLIC LOGIC, INC.

By: /s/ Igor Volshteyn

Name: Igor Volshteyn

Title: CEO

ADDRESS:

3800 N. Lamar Blvd.

Suite 200

Austin, TX 78756

Attention: Igor Volshteyn

Email:

First Amendment to Note Purchase Agreement